Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

Solectron Corporation
Offer to Exchange
2.5484 Shares of Common Stock
and $1.97 in Cash per Equity Security Unit
for
7.25% Adjustable Conversion-Rate Equity Security Units
In Order to Effect Early Settlement of
the Purchase Contracts Embedded in up to 41,800,000 of the
Equity Security Units

THE EARLY SETTLEMENT OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 5, 2004, UNLESS EXTENDED. TENDERS OF EQUITY SECURITY UNITS MAY BE WITHDRAWN AT ANY TIME PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:

U.S. Bank National Association
Exchange Agent

Facsimile Transmission:

(for eligible institutions only):
(213) 362-7357

To Confirm by Telephone:

(213) 362-7338

By Hand and Overnight Delivery or Certified Mail:

U.S. Bank
Corporate Trust Service
180 East Fifth Street
St. Paul, MN 55101
Attn: Specialized Finance
Solectron Corporation
7.25% Adjustable Conversion-Rate Equity Security Units

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received the Confidential Offering Memorandum, dated April 8, 2004, (the “Offering Memorandum”), of Solectron Corporation, a Delaware corporation (“Solectron”), and this Letter of Transmittal, which together constitute Solectron’s offer to exchange 2.5484 shares of Solectron’s common stock and $1.97 in cash per Equity Security Unit (together, the “Early Settlement Offer Consideration”) in this Letter of Transmittal, for up to 41,800,000 of Solectron’s 7.25% Adjustable Conversion-Rate Equity Security Units (the “Equity Security Units”), from the registered holders thereof. Solectron is conducting this offer for the Equity Security Units (the “Early Settlement Offer”) as a means of effecting an Early Settlement of the embedded purchase contracts and the early retirement of the debentures that are currently pledged to secure settlement of the embedded purchase contracts on November 15, 2004.

      Solectron will accept up to a maximum of 41,800,000 Equity Security Units from the registered holders thereof. The Early Settlement Offer is subject to a number of conditions set forth in “The Early Settlement Offer — Conditions to the Early Settlement Offer” section of the Offering Memorandum.

      Solectron reserves the right, at any time or from time to time, to extend the Early Settlement Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Early Settlement Offer is extended. Solectron shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled Expiration Date. The term “Business Day” shall mean any day that is not a Saturday, Sunday or a day on which banks are authorized or required by law to close in the State of New York.

      This Letter of Transmittal is to be used by a holder of Equity Security Units if (i) certificates representing Equity Security Units are to be physically forwarded herewith to the exchange agent or (ii) delivery of Equity Security Units is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offering Memorandum under the caption “The Early Settlement Offer — Procedures for Exchanging Equity Security Units.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Offering Memorandum) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Equity Security Units whose Equity Security Units are not immediately available, or who are unable to deliver their Equity Security Units and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the Expiration Date, or who are unable to complete the procedure for book entry transfer on a timely basis, must tender their Equity Security Units according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “The Early Settlement Offer — Procedures for Exchanging Equity Security Units — Guaranteed Delivery.” See Instruction 2.

      DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The term “holder” with respect to the Early Settlement Offer means any person in whose name Equity Security Units are registered on the books of Solectron or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Early Settlement Offer. Holders who wish to tender their Equity Security Units must complete this Letter of Transmittal in its entirety.

      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE OFFERING MEMORANDUM CAREFULLY BEFORE CHECKING ANY BOX BELOW.

      THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS REGARDING PROCEDURES FOR TENDERING EQUITY SECURITY UNITS AND REQUESTS FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT, AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH IN THE OFFERING MEMORANDUM.

      List below the Equity Security Units to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF EQUITY SECURITY UNITS

Name and Address of Registered Holder(s)			(3)
or Name of DTC Participant	(1)	Number of	Number of
and Participant’s DTC Account Number	Certificate	Equity Security	Equity Security
in which the Equity Security Units are Held	Number(s)*	Units Held	Units Tendered**

	Total

* Need not be completed if Equity Security Units are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Equity Security Units indicated in column 2. See Instruction 2. Equity Security Units tendered hereby must be in denominations of $25 stated amount or any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURE MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Subject to the terms and conditions of the Early Settlement Offer, including the proration provisions, the undersigned hereby tenders to Solectron the number of Equity Security Units indicated above. Subject to and effective upon the acceptance of the number of Equity Security Units tendered in accordance with this Letter of Transmittal, the undersigned hereby assigns and transfers to Solectron all right, title and interest in and to the Equity Security Units tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Solectron in connection with the Early Settlement Offer) with respect to the tendered Equity Security Units with full power of substitution to:

•	deliver such Equity Security Units, or transfer ownership of such Equity Security Units on the account books maintained by DTC, to Solectron and deliver all accompanying evidences of transfer and authenticity, and

•	present such Equity Security Units for transfer on the books of Solectron and receive all benefits and otherwise exercise all rights of beneficial ownership of such Equity Security Units,

all in accordance with the terms of the Early Settlement Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest, subject only to the right to withdrawal described in the Offering Memorandum and in Instruction 15 of this Letter of Transmittal.

      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, ASSIGN AND TRANSFER THE EQUITY SECURITY UNITS TENDERED HEREBY AND TO ACQUIRE THE EARLY SETTLEMENT OFFER CONSIDERATION ISSUABLE UPON THE TENDER OF SUCH TENDERED EQUITY SECURITY UNITS, AND THAT SOLECTRON WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED BY SOLECTRON.

      The undersigned acknowledge(s) that this Early Settlement Offer is being made in reliance upon an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Section 3(a)(9) provides that the registration requirements of the Securities Act will not apply to “any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.” The Early Settlement Offer is also, pursuant to Section 18(b)(4)(C) of the Securities Act, exempt from the registration and qualification requirements of state securities laws. Solectron has no contract, arrangement, or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent, or any other person for soliciting the undersigned to accept or reject the Early Settlement Offer. In addition, none of Solectron’s financial advisors and no broker, dealer, salesperson, agent, or any other person is engaged or authorized to express any statement, opinion, recommendation, or judgment with respect to the relative merits and risks of the Early Settlement Offer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Solectron to be necessary or desirable to complete the assignment and transfer of the Equity Security Units tendered hereby, including the transfer of such Equity Security Units on the account books maintained by DTC.

      For purposes of the Early Settlement Offer, Solectron shall be deemed to have accepted validly tendered Equity Security Units when, as and if Solectron gives oral or written notice thereof to the exchange agent. Any tendered Equity Security Units that are not accepted pursuant to the Early Settlement Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

      The undersigned acknowledges and agrees that issuance of the common stock plus the cash payment in exchange for validly tendered Equity Security Units that are accepted in the Early Settlement Offer will be made promptly after the Expiration Date.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

      The undersigned acknowledges that the acceptance of properly tendered Equity Security Units by Solectron pursuant to the procedures described under the caption “The Early Settlement Offer — Procedures for Exchanging Equity Security Units” in the Offering Memorandum and in the instructions hereto will constitute a binding agreement between the undersigned and Solectron upon the terms and subject to the conditions of the Early Settlement Offer.

      Unless otherwise indicated under “Special Issuance Instructions,” please issue the Early Settlement Offer Consideration issued in exchange for the Equity Security Units accepted, and return any Equity Security Units not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Early Settlement Offer Consideration issued in exchange for the Equity Security Units accepted and any Equity Security Units not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Early Settlement Offer Consideration issued in exchange for the Equity Security Units accepted in the name(s) of, and return any Equity Security Units not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Solectron has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Equity Security Units from the name of the registered holder(s) thereof if Solectron does not accept any of the Equity Security Units so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 6)

   To be completed ONLY (i) if Equity Security Units in an amount not tendered, or Early Settlement Offer Consideration issued in exchange for Equity Security Units accepted, are to be issued in the name of someone other than the undersigned, or (ii) if Equity Security Units tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)

☐	Early Settlement Offer Consideration

in the name of:
☐ Equity Security Units in the name of:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN

(Social Security Number or
Employer Identification Number)

☐	Credit unexchanged Equity Security Units delivered by book-entry transfer to DTC account number set forth below:

DTC Account Number:

(Complete substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 6)

   To be completed ONLY if Equity Security Units in an amount not tendered, or Early Settlement Offer Consideration issued in exchange for Equity Security Units accepted, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail: (please check one or more)

☐	Early Settlement Offer Consideration to:
☐	Equity Security Units to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN

(Social Security Number or
Employer Identification Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT EQUITY SECURITY UNITS
ARE BEING PHYSICALLY TENDERED HEREBY
(Complete Accompanying Substitute Form W-9 on Reverse Side)

X

X

Signature(s) of Registered Holder(s) of Equity Security Units

Dated: ______________________________ , 2004

(The above lines must be signed by the registered holder(s) of Equity Security Units exactly as name(s) appear(s) on the Equity Security Units or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed stock power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Equity Security Units to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Solectron, submit evidence satisfactory to Solectron of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

SIGNATURE GUARANTEE

(If required by Instruction 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

Area Code and Telephone Number:

Dated: ______________________________ , 2004

INSTRUCTIONS

Forming part of the terms and conditions of

the Early Settlement Offer
of
Solectron Corporation

1.	Delivery of this Letter of Transmittal and Equity Security Units or Book-Entry Confirmations

      All physically delivered Equity Security Units or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Equity Security Units tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Offering Memorandum) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to Midnight, New York City time, on the Expiration Date.

      The method of delivery of the tendered Equity Security Units, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the Expiration Date. No Letter of Transmittal or Equity Security Units should be sent to Solectron.

2.	Guaranteed Delivery Procedures

      Holders who wish to tender their Equity Security Units and whose Equity Security Units are not immediately available or who cannot deliver their Equity Security Units, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent’s message (as defined in the Offering Memorandum), must tender their Equity Security Units according to the guaranteed delivery procedures set forth in the Offering Memorandum. Pursuant to such procedures:

•	such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “eligible institution”);

•	prior to the Expiration Date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Equity Security Units, the registration number(s) of such Equity Security Units and the total principal amount of Equity Security Units tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Equity Security Units in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the eligible institution with the exchange agent; and

•	the certificates for all physically tendered shares of Equity Security Units, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent three New York Stock Exchange trading days after the Expiration Date.

      Any holder of Equity Security Units who wishes to tender Equity Security Units pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to Midnight, New York City time, on the Expiration Date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Equity Security Units according to the guaranteed delivery procedures set forth above.

      See “The Early Settlement Offer — Procedures for Exchanging Equity Security Units — Guaranteed Delivery” section of the Offering Memorandum.

3.	Tender by Holder

      Only a holder of Equity Security Units may tender such Equity Security Units in the Early Settlement Offer. Any beneficial owner of Equity Security Units who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Equity Security Units, either make appropriate arrangements to register ownership of the Equity Security Units in such beneficial owner’s name or obtain a properly completed stock power from the registered holder.

4.	Partial Tenders

      Tenders of Equity Security Units will be accepted only in whole units. If less than all of the units are tendered, the tendering holder should fill in the number of units tendered in the third column of the box entitled “Number of Equity Security Units Tendered” above. The entire number of units delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire number of units is not tendered, then Equity Security Units for the number of units not tendered and Early Settlement Offer Consideration issued in exchange for any Equity Security Units accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Equity Security Units are accepted.

5.	Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

      If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Equity Security Units tendered hereby, the signature must correspond with the name(s) as written on the face of the Equity Security Units without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Equity Security Units.

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Equity Security Units listed and tendered hereby and the Early Settlement Offer Consideration issued in exchange therefor are to be issued (or any untendered Equity Security Units are to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Equity Security Units, nor provide a separate stock power. In any other case, such holder must either properly endorse the Equity Security Units tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an eligible institution.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Equity Security Units listed, such Equity Security Units must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered holder or holders appears on the Equity Security Units.

      If this Letter of Transmittal (or facsimile hereof) or any Equity Security Units or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Solectron, evidence satisfactory to Solectron of their authority to act must be submitted with this Letter of Transmittal.

      Endorsements on Equity Security Units or signatures on stock powers required by this Instruction 5 must be guaranteed by an eligible institution.

      No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Equity Security Units tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Equity Security Units) and the Early Settlement Offer Consideration is to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Equity Security Units are tendered for the account of an eligible institution.

      In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

6.	Special Issuance and Delivery Instructions

      Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Early Settlement Offer Consideration or substitute Equity Security Units for units not tendered or not accepted are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.	Transfer Taxes

      Solectron will pay all transfer taxes, if any, applicable to the exchange of Equity Security Units pursuant to the Early Settlement Offer. If, however, Equity Security Units not tendered or accepted are to be delivered to, or are to be registered or issued in the name of any person other than the registered holder of the Equity Security Units tendered hereby, or if tendered Equity Security Units are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the tender of Equity Security Units pursuant to the Early Settlement Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EQUITY SECURITY UNITS LISTED IN THIS LETTER OF TRANSMITTAL.

8.	Tax Identification Number

      Federal income tax law requires that a holder of any Equity Security Units that are accepted for exchange must provide Solectron (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If Solectron is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

      To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), the holder is a U.S. person, and:

•	the holder is exempt from backup withholding;

•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

      If the Equity Security Units are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

      In order for a nonresident alien or foreign entity to prevent backup withholding, such person must timely submit a completed Form W-8BEN (“Certificate of Foreign Status”) signed under penalties of perjury attesting to such exempt status.

      Solectron reserves the right in its sole discretion to take whatever steps are necessary to comply with Solectron’s obligations regarding backup withholding.

9.	Fractional Shares

      Fractional shares of common stock will not be issued in the Early Settlement Offer. Instead, Solectron will pay cash in lieu of fractional shares based on the applicable market value of our common stock on the last full Business Day before the Expiration Date. Solectron will not pay interest on the cash in lieu of fractional shares. For these purposes, the “applicable market value” of our common stock on any date of determination means the closing price per share of our common stock on the NYSE on such date. The applicable market value of our common stock shall be determined by reference to Bloomberg Financial Markets page AQR or any successor or replacement page. If our common stock is not listed on the NYSE on any such date, the applicable market value of our common stock shall be determined by reference to the Bloomberg Financial Markets page that reports such information with respect to our common stock for the national or regional securities exchange, the Nasdaq Stock Market or the over-the-counter market that is the primary market for the trading of our common stock. If such information is not available on any Bloomberg page, the applicable market value shall be the last quoted bid price for our common stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization. If the bid price is not available, the applicable market value shall be the market value of our common stock on the date of determination as determined by a nationally recognized independent investment banking firm retained by us for this purpose.

10.	Validity of Tenders

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Equity Security Units will be determined by Solectron in its sole discretion, which determination will be final and binding. Solectron reserves the absolute right to reject any and all Equity Security Units not properly tendered or any Equity Security Units the acceptance of which would, in the opinion of Solectron or its counsel, be unlawful. Solectron also reserves the absolute right to waive any conditions of the Early Settlement Offer or defects or irregularities in tenders as to particular Equity Security Units. The interpretation of the terms and conditions by Solectron of the Early Settlement Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Equity Security Units must be cured within such time as Solectron shall determine. Neither Solectron, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Equity Security Units nor shall any of them incur any liability for failure to give such information.

11.	Waiver of Conditions

      Solectron reserves the absolute right to waive, in whole or in part, any of the conditions to the Early Settlement Offer set forth in the Offering Memorandum; provided, however, Solectron may not waive the condition relating to the continued listing of the Equity Security Units on the NYSE.

12.	No Conditional Tender

      No alternative, conditional, irregular or contingent tender of Equity Security Units or transmittal of this Letter of Transmittal will be accepted.

13.	Mutilated, Lost, Stolen or Destroyed Equity Security Units

      Any holder whose Equity Security Units have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

14.	Questions or Additional Copies

      Questions regarding procedures for tendering Equity Security Units or requests for additional copies of the Offering Memorandum or this Letter of Transmittal may be directed to the information agent at the address or telephone numbers set forth in the Offering Memorandum. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Early Settlement Offer. Any questions regarding the terms of the Early Settlement Offer should be directed to Solectron at the address or telephone number set forth in the Offering Memorandum.

15.	Withdrawal

      Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Offering Memorandum under the caption “The Early Settlement Offer — Withdrawals of Tenders.”

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE EQUITY SECURITY UNITS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

PAYOR’S NAME:

SUBSTITUTE FORM W-9	Name: Address:
Check appropriate space: Individual/ Sole Proprietor Corporation Partnership
	Other (specify)	Exempt from Backup Withholding

Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number (or Individual Taxpayer Identification Number) (If awaiting TIN, write “Applied For”) or Employer identification number (If awaiting TIN, write “Applied For”)

Payor’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature ------------------------------------------------------------------------------------------------------------------ Date ------------------------------------------------------------------------------------------------------------------------, 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1

THAT YOU ARE AWAITING A TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

Signature ______________________________  Date